UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: November 10, 2021
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code)

(415) 973-1000 (Registrant’s telephone number, including area code)	(415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company                    PG&E Corporation  ☐
Emerging growth company                    Pacific Gas and Electric Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
PG&E Corporation  ☐
Pacific Gas and Electric Company  ☐

Item 8.01.	Other Events
On November 15, 2021, Pacific Gas and Electric Company (the “
Utility
”) completed the sale of (i) $300,000,000 aggregate principal amount of Floating Rate First Mortgage Bonds due 2022 (the “
Floating Rate Bonds
”), (ii) $900,000,000 aggregate principal amount of 1.70% First Mortgage Bonds due 2023 (the “
2023 Bonds
”) and (iii) $550,000,000 aggregate principal amount of 3.25% First Mortgage Bonds due 2031 (the “
2031 Bonds
” and, together with the Floating Rate Bonds and the 2023 Bonds, the “
Mortgage Bonds
”). The 2031 Bonds are part of the same series of debt securities issued by the Utility on March 11, 2021. Upon completion of this offering, the aggregate principal amount of outstanding 2031 Bonds was $1,000,000,000. For further information concerning the Mortgage Bonds, refer to the exhibits attached to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2021, by and among Pacific Gas and Electric Company, Barclays Capital Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC

4.1	Twelfth Supplemental Indenture, dated as of November 15, 2021, relating to the Floating Rate Bonds and the 2023 Bonds, between Pacific Gas and Electric Company and the Trustee (including the forms of Floating Rate Bonds and 2023 Bonds)

4.2	Eighth Supplemental Indenture, dated as of March 11, 2021, relating to the 2031 Bonds, between Pacific Gas and Electric Company and the Trustee (including the form of 2031 Bond) (incorporated by reference to Pacific Gas and Electric Company’s and PG&E Corporation’s in Form 8-K dated March 8, 2021 (File No. 1-2348)(File No. 1-12609), Exhibit 4.1)

5.1	Opinion of Hunton Andrews Kurth LLP, dated November 15, 2021

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1 above)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ CHRISTOPHER A. FOSTER
Christopher A. Foster
Dated: November 15, 2021		Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ DAVID S. THOMASON
David S. Thomason
Dated: November 15, 2021		Vice President, Chief Financial Officer and Controller